UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2011

The McClatchy Company
(Exact name of registrant as specified in its charter)

Delaware	1-9824	52-2080478
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2100 Q Street Sacramento, CA	95816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (916) 321-1846

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

The McClatchy Company announced today that it has sold 14.0 acres of Miami land, including the building housing its subsidiary, The Miami Herald Media Company, and an adjacent parking lot, for a total purchase price of $236 million to Bayfront 2011 Property LLC, a subsidiary of Genting Malaysia Berhad.  The transaction closed on May 27, 2011.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.
Exhibit No.	Description
99.1	Press Release issued by The McClatchy Company, dated May 27, 2011

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MCCLATCHY COMPANY

Date: May 31, 2011	By:	/s/ Karole Morgan-Prager
Karole Morgan-Prager,
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by The McClatchy Company, dated May 27, 2011